Exhibit 10.5

SECOND AMENDMENT TO FIRST AMENDED AND

RESTATED WAREHOUSING CREDIT

AND SECURITY AGREEMENT

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of July 21, 2003, between HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“Borrower”) and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (“Lender”).

A.	Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $150,000,000, which is evidenced by a Promissory Note dated May 31, 2003 (the “Note”), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of May 31, 2003 (as the same may have been and may be amended or supplemented, the “Agreement”).

B.	Borrower has requested that Lender amend certain terms of the Agreement, and Lender has agreed to such amendments, subject to the terms and conditions of this Amendment,

NOW, THEREFORE, the parties to this Amendment agree as follows;

1.	Subject to Borrower’s satisfaction of the conditions set forth in Section 7, the effective date of this Amendment is July 21, 2003 (“Effective Date”)

2.	Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation,” Unless the context in which it is used otherwise clearly requires, the word “or” has the Inclusive meaning represented by the phrase “and/or.” References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3.	Article 12 of the Agreement is amended and restated in its entirety as set forth in Article 12 attached to this Amendment. All references In the Agreement and other Loan Documents to Article 12 (including each and every Section in Article 12) are deemed to refer to the new Article 12.

4.	Exhibit A-SF to the Agreement is amended and restated in its entirety as set forth in Exhibit A-SF to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit A-SF are deemed to refer to the new Exhibit A-SF.

5.	Exhibit B-SF to the Agreement is amended and restated in its entirety as set forth in Exhibit B-SF to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit B-SF are deemed to refer to the new Exhibit B-SF.

6.	Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

7.	Borrower must deliver to Lender two executed copies of this Amendment.

Dated: 5/31/2003 Amended: 7/21/2003	Page 1

8.	Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement. Borrower’s representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change In Borrower’s financial condition from the date of the Agreement to the Effective Date.

9.	Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

10.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

HOMEBANC MORTGAGE CORPORATION, a Delawar corporation

By:	/s/ Debra F. Watkins

Its:	Debra F. Watkins Executive Vice President

RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

By:	/s/ Samuel W. Bryan

Its:	Samuel W. Bryan Director

Dated: 5/31/2003 Amended: 7/21/2003	Page 2

EXHIBIT B-SF

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

SINGLE FAMILY MORTGAGE LOANS

HOMEBANC MORTGAGE CORPORATION

HOMEBANC MORTGAGE CORPORATION (“Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to RESIDENTIAL FUNDING CORPORATION (“Lender”) in its sole discretion, Capitalized terms used In this Exhibit without further definition have the meanings set forth in the First Amended and Restated Warehousing Credit and Security Agreement between Borrower and Lender (as amended, restated, renewed or replaced, “Agreement”). HUD, Fannie Mae and Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security. Except for documents submitted through RFConnects Delivery, all Warehousing Advance Requests and Collateral Documents must be submitted to the Lender in a top tabbed, legal size manlia file folder, hole-punched and acco-fastened in the order specified in the Warehousing Advance Request. Each folder must be labeled with the mortgagor name(s), Borrower loan number and Borrower name. If a Wet Settlement Advance Is being requested, the Warehousing Advance Request and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents must be submitted with a cover letter identifying the mortgagor name(s) and Borrower loan number.

I.	PRIOR TO MAKING A WET SETTLEMENT ADVANCE, THE LENDER MUST RECEIVE THE FOLLOWING:

(1)	An estimate of the amount of the requested Warehousing Advance 1 Business Day prior to the date the requested Warehousing Advance is to be made.

(2)	Either an Electronic Advance Request (including RFConnects Pledge Agreement and list of Mortgage Loans) or a written Warehousing Advance Request (Exhibit A-SF) and 1 copy of same.

(3)	A copy of Borrower’s closing instructions to the escrow/title company (table-funded Mortgage Loans only).

(4)	A copy of the Purchase Commitment or satisfactory evidence of its existence and, for each High LTV Mortgage Loan, a copy of the AssetWise Certificate (High LTV Mortgage Loans).

(5)	A copy of the HUD-1 Settlement Statement or equivalent with evidence of the initial Warehousing Advance amount (open-end Second Mortgage Loans only).

THE FOLLOWING DOCUMENTS MUST BE RECEIVED BY LENDER WITHIN 7 BUSINESS DAYS OF THE DATE ON WHICH LENDER MAKES A WET SETTLEMENT ADVANCE TO BORROWER:

(6)	The original signed Mortgage Note, endorsed by Borrower In blank with corresponding interim endorsements, If applicable, and 1 copy of same.

(7)	A copy of the Mortgage sent for recording certified true by Borrower or the escrow/title company.

(8)	Copies of all Interim assignments of the Mortgage certified true by Borrower or the escrow/title company (recorded or sent for recordation). The Mortgage Note must bear corresponding endorsements.

Revised: 7/24/2003	1

(9)	An assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded (not required for Mortgage Loans registered on the MERS system after execution and delivery by all parties of an Electronic Tracking Agreement, If approved by Lender).

II.	PRIOR TO MAKING A WAREHOUSING ADVANCE (OTHER THAN A WET SETTLEMENT ADVANCE), LENDER MUST RECEIVE ALL OF THE COLLATERAL DOCUMENTS LISTED IN SECTION I ABOVE.

III.	LENDER HAS A REASONABLE TIME (1 BUSINESS DAY UNDER ORDINARY CIRCUMSTANCES) TO EXAMINE BORROWER’S WAREHOUSING ADVANCE REQUEST AND THE COLLATERAL DOCUMENTS TO BE DELIVERED BY BORROWER BEFORE FUNDING THE REQUESTED WAREHOUSING ADVANCE OR WET SETTLEMENT ADVANCE, AND MAY REJECT ANY ELIGIBLE LOAN THAT DOES NOT MEET THE REQUIREMENTS OF THIS EXHIBIT, THE AGREEMENT OR THE RELATED PURCHASE COMMITMENT.

Borrower must hold or cause its custodian to hold, in trust for Lender, those original Collateral Documents of which only copies are required to be delivered to Lender under this Exhibit. Promptly upon request by Lender or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause Its custodian to deliver to Lender any or all of the original Collateral Documents.

To fund Warehousing Advances under this Exhibit and the Agreement, Lender will cause the Funding Bank to credit the Wire Disbursement Account or the Check Disbursement Account, upon compliance by Borrower with the terms of the Loan Documents.

Lender will determine, In Its sole discretion, the method by which Warehousing Advances and other amounts on deposit in the Wire Disbursement Account are disbursed by the Funding Bank to or for the account of Borrower.

IV.	WITHIN 7 BUSINESS DAYS AFTER THE DATE OF A WAREHOUSING ADVANCE AGAINST A MORTGAGE LOAN TO BE REGISTERED ON THE MERS SYSTEM, THE MORTGAGE LOAN MUST BE REGISTERED ON THE MERS SYSTEM, SHOWING BORROWER AS SERVICER OR SUBSERVICER AND LENDER AS INTERIM FUNDER.

V.	ONLY LENDER MAY DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS REQUIRED BY THIS EXHIBIT EVIDENCING PLEDGED LOANS OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO AN INVESTOR OR POOL CUSTODIAN, UNLESS OTHERWISE AGREED IN WRITING.

A.	Borrower must comply with the following procedures for deliveries of Pledged Loans:

No later than 1 Business Day prior to the requested shipment date for deliveries of less than 100 Pledged Loans and no later than 2 Business Days prior to the requested shipment date for deliveries of 100 or more Pledged Loans, Lender must receive the following:

(1)	Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Loans, including the following:

(a)	Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

(b)	Instructions for endorsement of the Mortgage Note;

(c)	Name(s) of the mortgagor(s), Mortgage Note Amounts of the Pledged Loans to be shipped and the Borrower’s loan numbers for those Pledged Loans; and

Revised: 7/24/2003	2

(d)	Commitment number and expiration date of the Purchase Commitment.

(2)	For deliveries of Pledged Loans to Fannie Mae for cash purchase, Borrower must include a Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing Lender’s designated Fannie Mae payee code as recipient of the loan purchase proceeds.

(3)	For deliveries of Pledged Loans to Freddie Mac for cash purchase, Borrower must include the following additional documents:

(a)	Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds; and

(b)	Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating Lender as the Warehouse Lender and showing the Cash Collateral Account designated by Lender as the receiving account for loan purchase proceeds.

B.	If Pledged Loans are to be delivered to a pool custodian (other than an Approved Custodian), Borrower must pay the related Warehousing Advance within 2 Business Days of shipment.

C.	Borrower must comply with the following procedures for deliveries of Pledged Loans to Approved Custodians:

No later than 1 Business Day prior to the requested shipment date for deliveries of less than 100 Pledged Loans and no later than 2 Business Days prior to the requested shipment date for deliveries of 100 or more Pledged Loans, Lender must receive the following:

(1)	Signed shipping Instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Loans to the Approved Custodian, including the following:

(a)	Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

(b)	Instructions for endorsement of the Mortgage Note;

(c)	Name(s) of the mortgagor(s), Mortgage Note Amounts of the Pledged Loans to be shipped and the Borrower’s loan numbers for those Pledged Loans; and

(d)	Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

(2)	If Mortgage-backed Securities are to be Issued by Fannie Mae, Borrower must Include the following additional documents:

(a)	Copy of Schedule of Mortgages (Fannie Mae Form 2005 or 2025); and

(b)	Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in Borrower’s name with Lender as pledgee and to deliver the Mortgage-backed Securities to Lender’s custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021.

Revised: 7/24/2003	3

(3)	If Mortgage-backed Securities are to be issued by Freddie Mac, Borrower must include the following additional documents:

(a)	Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939), designating Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender’s custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021; and

(b)	Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by Lender, designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to Lender’s custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021,

(4)	If Mortgage-backed Securities are to be issued by Ginnie Mae, Borrower must include the following additional documents:

(a)	Signed copy of schedule of Mortgages (HUD Form 11706);

(b)	Signed copy of Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed Securities in Borrower’s name, and to deliver the Pledged Securities to Lender’s custody account at JP Morgan Chase (JPMORGAN CHASE/CUST/G55026). The ABA number for JP Morgan Chase is 021000021. The Schedule of Subscribers should also bear the following Instructions: “These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Pattl Erfan, Director,” and

(c)	Completed Original Release of Security Interest (HUD Form 11711 A) to be executed by Lender.

(5)	No later than 2 Business Days prior to the Settlement Date for the Mortgage-backed Securities, Lender must receive signed Securities Delivery Instructions form attached as Schedule I to this Exhibit.

Upon instruction by Borrower, Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Loans or Pledged Securities and related original pool documents with the appropriate bailee letter to an Investor, Approved Custodian or other pool custodian. Upon receipt of Mortgage-backed Securities, Lender will cause those Mortgage-backed Securities to be delivered to the Investor that issued the Purchase Commitment. Mortgage-backed Securities will be released to an Investor only upon payment of the purchase proceeds to Lender. Cash proceeds of sales of Pledged Loans and Pledged Securities will be applied to related Warehousing Advances outstanding under the Warehousing Commitment. As long as no Default or Event of Default exists, Lender will return any excess proceeds of the sale of Pledged Loans or Pledged Securities to Borrower, unless otherwise instructed in writing.

Revised: 7/24/2003	4

SCHEDULE I TO EXHIBIT B-SF

RESIDENTIAL FUNDING CORPORATION

WAREHOUSE LENDING DIVISION

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:		SETTLEMENT DATE:

ISSUER:		SECURITY: $

NO. OF CERTIFICATES:		1)

2)

3)
CUSIP NO.
Pool No.	MI No.	Coupon Rate:
Issue Date (M/D/Y):		Maturity Date (M/D/Y):

POOL TYPE (circle one):

Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Freddie Mac:	FIXED ARM	DISCOUNT NOTE

Fannie Mae:	FIXED ARM	DISCOUNT NOTE	DEBENTURES	REMIC

DELIVER TO:		( ) Versus Payment

______________________________		DVP AMOUNT $

______________________________		( ) Free Delivery

DELIVER TO:		( ) Versus Payment

______________________________		DVP AMOUNT $

______________________________		( ) Free Delivery

DELIVER TO:		( ) Versus Payment

______________________________		DVP AMOUNT $

______________________________		( ) Free Delivery

AUTHORIZED SIGNATURE:

TITLE:

Revised: 7/24/2003	5